Exhibit 99.1

For Immediate Release

3M Announces New Business Segments and Leadership Appointments

New Structure Increases Customer Focus, Agility and Productivity

ST. PAUL, Minn.— March 18, 2019 — 3M today announced the realignment of the company from five to four business segments. The new alignment will enable the company to better serve global customers and markets.

“We are continuing to advance 3M into the future, and today’s actions will strengthen our ability to meet the fast-moving needs of our customers,” said 3M CEO Mike Roman. “Our new alignment will leverage our business transformation progress, accelerate growth and deliver greater operational efficiencies.”

The new structure will be comprised of four business segments: Safety & Industrial, Transportation & Electronics, Health Care, and Consumer.

•  Safety & Industrial: This segment includes businesses that serve the global industrial, electrical and safety markets. This business segment will consist of personal safety, adhesives and tapes, abrasives, closure and masking systems, electrical markets, automotive aftermarket, and roofing granules. This segment will have estimated annual revenue of $12 billion.

•  Transportation & Electronics: This segment includes businesses that serve global transportation and electronic original equipment manufacturer (OEM) customers. This business segment will consist of electronics (display materials and systems, electronic materials solutions), automotive and aerospace, commercial solutions, advanced materials, and transportation safety. This segment will have estimated annual revenue of $10 billion.

•  Health Care: This business segment serves the global healthcare industry and will include medical solutions, oral care, separation and purification sciences, health information systems, drug delivery systems, and food safety. This segment will have estimated annual revenue of $7 billion.

•  Consumer: This business serves global consumers and consists of home improvement, stationery and office supplies, home care, and consumer health care. Home improvement will also include the retail auto care business that was previously a part of the company’s automotive aftermarket business. This segment will have estimated annual revenue of $5 billion.

This new segment structure strengthens the company’s four strategic priorities — Portfolio, Innovation, Transformation, and People and Culture — and positions 3M for long-term growth and value creation. These priorities are key components of the 3M value model and how the company drives performance today and into the future. 3M will start reporting its financial results under this new structure starting with the second quarter of 2019.

3M also announced the following leadership appointments effective April 1, 2019:

•  Michael Vale is appointed executive vice president, Safety & Industrial Business Group. Vale currently is executive vice president, Health Care Business Group.

•  Ashish Khandpur, is appointed executive vice president, Transportation & Electronics Business Group. Khandpur currently is executive vice president, Electronics & Energy Business Group.

•  Mojdeh Poul is appointed executive vice president, Health Care Business Group. Poul currently is executive vice president, Safety & Graphics Business Group.

•  Paul Keel is appointed executive vice president, Consumer Business Group. Keel currently is senior vice president, Business Development and Marketing-Sales.

•  Denise Rutherford is appointed senior vice president, Corporate Affairs. Rutherford currently is vice president, Research & Development and Commercialization, Industrial Business Group. She has led businesses and functions around the world including in Asia and Latin America. Rutherford earned her Ph.D. from Colorado State and holds bachelor’s and master’s degrees from Murray State.

•  Stephen Shafer is appointed senior vice president, Business Development and Marketing-Sales. Shafer currently is vice president Greater China Area of 3M and managing director of 3M China. His previous experience includes leading 3M’s business transformation deployment, and leadership roles in business and strategy. Shafer earned his MBA from Harvard Business School and his bachelor’s degree from Northwestern.

“3M has a highly talented and diverse group of leaders, and today’s appointments position us well for the future,” Roman said. “I have confidence in each of these leaders as they take on new and expanded roles, and look forward to working with them to create greater value for customers, shareholders and 3M.”

In addition, James Bauman, executive vice president, Industrial Business Group, and Joaquin Delgado, executive vice president, Consumer Business Group, have announced their intention to retire.

“Throughout their distinguished careers, Jim and Joaquin have built and led businesses, developed others and created tremendous value for our customers,” Roman continued. “On behalf of all 3Mers, I thank Jim and Joaquin for their contributions, and wish them well in the future.”

Forward-Looking Statements
This news release contains forward-looking information about 3M’s financial results and estimates and business prospects that involve substantial risks and uncertainties. You can identify these statements by the use of words such as “anticipate,” “estimate,” “expect,” “aim,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “could,” “target,” “forecast” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or business plans or prospects. Among the factors that could cause actual results to differ materially are the following: (1) worldwide economic, political, and capital markets conditions and other factors beyond the Company’s control, including natural and other disasters or climate change affecting the operations of the Company or its customers and suppliers; (2) the Company’s credit ratings and its cost of capital; (3) competitive conditions and customer preferences; (4) foreign currency exchange rates and fluctuations in those rates; (5) the timing and market acceptance of new product offerings; (6) the availability and cost of purchased components, compounds, raw materials and energy (including oil and natural gas and their derivatives) due to shortages, increased demand or supply interruptions (including those caused by natural and other disasters and other events); (7) the impact of acquisitions, strategic alliances, divestitures, and other unusual events resulting from portfolio management actions and other evolving business strategies, and possible organizational restructuring; (8) generating fewer productivity improvements than estimated; (9) unanticipated problems or delays with the phased implementation of a global enterprise resource planning (ERP) system, or security breaches and other disruptions to the Company’s information technology infrastructure; (10) financial market risks that may affect the Company’s funding obligations under defined benefit pension and postretirement plans; and (11) legal proceedings, including significant developments that could occur in the legal and regulatory proceedings described in the Company’s Annual Report on Form 10-K for the year ended Dec. 31, 2018, and any subsequent quarterly reports on Form 10-Q (the “Reports”). Changes in such assumptions or factors could produce significantly different results. A further description of these factors is located in the Reports under “Cautionary Note Concerning Factors That May Affect Future Results” and “Risk Factors” in Part I, Items 1 and 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports). The information contained in this news release is as of the date indicated. The Company assumes no obligation to update any forward-looking statements contained in this news release as a result of new information or future events or developments.

About 3M
At 3M, we apply science in collaborative ways to improve lives daily. With $33 billion in sales, our 93,000 employees connect with customers all around the world.

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